SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              PHARMAFRONTIERS CORP.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

               [ ] Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              PHARMAFRONTIERS CORP.
                          2635 N. Crescent Ridge Drive
                             The Woodlands, TX 77381


October 14, 2005


To Our Shareholders:

     You are cordially invited to attend the Special Meeting of Shareholders of PharmaFrontiers Corp to be held at 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381, at 3:00 p.m., Central Time, Friday, November 11, 2005. Information about the Special Meeting, including the matter on which shareholders will act, may be found in the notice of special meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Alternatively, you may send your completed and signed proxy via facsimile to
(281) 872-8585. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.


Sincerely yours,

/s/DAVID B. MCWILLIAMS

David B. McWilliams
President, CEO

                              PHARMAFRONTIERS CORP.
                          2635 N. Crescent Ridge Drive
                             The Woodlands, TX 77381
              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

              -----------------------------------------------------

     The Special Meeting of Shareholders of PharmaFrontiers Corp. will be held at 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381, at 3:00 p.m., Central Time, Friday, November 11, 2005, for the following purpose:

     Approval to amend our Articles of Incorporation to increase the authorized shares of common stock that we have authority to issue from 50 million shares to 100 million shares.

     This business item is described more fully in the Proxy Statement accompanying this Notice. Only shareholders who owned our common stock at the close of business on October 5, 2005, can vote at this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Alternatively, you may send your completed and signed proxy via facsimile to (281) 872-8585 Your stock will be voted in accordance with the instructions you have given. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.


By Order of the Board of Directors,

/s/ROBERT H. GOW

Robert H. Gow
Chairman

Dated: October 14, 2005



PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

                              PHARMAFRONTIERS CORP.

                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 11, 2005
                 INFORMATION CONCERNING SOLICITATION AND VOTING


General

     The enclosed proxy is solicited on behalf of the Company's Board for use at the Special Meeting of Shareholders to be held on Friday, November 11, 2005, at 3:00 p.m., Central Time (the "Special Meeting"), or at any adjournment or postponement of this meeting, for the purpose set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about October 14, 2005. The Board of Directors of PharmaFrontiers Corp., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Special Meeting of Shareholders. When you see the term "we," "our," the "Company" or "Pharma," it refers to PharmaFrontiers Corp., and its subsidiaries.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary, at the address of the Company's executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

     Our common stock is the only type of security entitled to vote at the Special Meeting. Only shareholders of record at the close of business on October 5, 2005 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 20,609,545 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. Shares of common stock may not be voted cumulatively.

     Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted "FOR" the amendment to the Articles of Incorporation to increase the aggregate number of shares of common stock authorized for issuance from 50 million to 100 million.

     The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by "broker non-votes" (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum.

Voting

     An increase in the authorized number of common shares that we have the authority to issue from 50 million shares to 100 million shares requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have not effect on the proposal.

Solicitation

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

     Proposals  of  shareholders  that are  intended to be presented at our 2006
Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than January 16, 2006, in order to be included in the Proxy Statement and proxy materials relating to our 2006 Annual Meeting of Shareholders. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by March 16, 2006. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, and the proposal is permitted at the annual meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our bylaws.

Dissenter's Rights

     Neither Texas law nor our articles of incorporation or bylaws provide our shareholders with dissenters' rights in connection with the amendment of the Articles of Incorporation.


          PROPOSAL - APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF
                            AUTHORIZED COMMON SHARES

     Our Board of Directors proposes that you approve an amendment of our Articles of Incorporation to increase the number of authorized common stock from the current 50 million shares to a new total of 100 million shares. The current issued and outstanding number of shares of common stock is 20,609,545 and there are derivative securities outstanding that provide the right to acquire up to 25,193,262 shares of common stock. We have no current plans to issue any shares of common stock.

Description of our Common Stock

     Each share of common stock is entitled to one vote per share for the election of directors and on all other matters submitted to a vote of stockholders. There are no cumulative voting rights to subscribe for additional shares, and the common stock is not subject to conversion or redemption. In the event of liquidation, the holder of common stock will share equally in the balance of corporate assets available for distribution to them. Subject to the rights of holders of any other securities subsequently issued, holders of the common stock are entitled to receive dividends when and as declared by our Board of Directors out of funds legally available. We have not paid any dividends since inception and have no intention to pay any dividends in the foreseeable future. Any future dividends would be subject to the discretion of the Board of Directors and would depend on, among other things, our future earnings, the operating and financial condition, our capital requirements, and general business conditions.

Reason for the Increase

     We believe that the increase will provide better flexibility in raising additional capital in the future. Among other things, the increase in the number of shares of common stock will make available shares for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships, acquiring or investing in complementary businesses or products, and providing equity incentives to employees.

     Current holders of common stock have no preemptive rights, which means that current stockholder do not have prior rights to purchase a new issue of common stock in order to maintain their current ownership. The issuance of additional shares of common stock will decrease the proportionate equity ownership of current shareholders and, depending upon the price paid for such additional shares, could result in dilution to current stockholders.

     The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Company. For example, the substantial increase in the number of authorized shares could help management frustrate efforts of shareholders seeking to remove management, could have the effect of limiting shareholder participation in transactions such as merger or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers, or other transactions, even if those transactions are at substantial market premiums and are favored by majority of independent shareholders. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.

Effect of Increase

     Upon the filing of the amendment of our articles of incorporation, as a general matter, approval from the stockholders will not be required to issue any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which our common stock may trade.

Form of Amendment of Article IV of the Articles of Incorporation.

     Attached hereto as Exhibit "A" is a form of amended Article IV to the Articles of Incorporation the only change from the existing Article IV is the change from authorized capital stock of 60 million shares to the authorized capital stock of 110 million shares, consisting, in part, of 100 million shares of authorized common stock instead of 50 million shares of authorized common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50 MILLION SHARES TO 100 MILLION SHARES.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of October 5, 2005, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in
Item 402 of Regulation S-B; and (c) all current directors and executive officers, as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 ("Exchange Act"). Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                             ------------------- ---------------
                                              Number of Shares    Percentage of
  Name and Address of Beneficial Owner           Owned (1)            Class
------------------------------------------   ------------------- ---------------
SMI Re Limited (2) ......................         3,572,396            15.64%
George Jarkesy, Jr. (3)..................        2,097,580              9.97%
Top Tier Investments (4).................        1,228,837              5.96%
Warren Lau ..............................          862,748              4.19%
Terry H. Wesner (5) .....................          575,920              2.75%
David B. McWilliams (6)..................          384,625              1.84%
Robert H. Gow ...........................          342,500              1.66%
C. William Rouse (7).....................          238,135              1.15%
Anthony N. Kamin (8).....................          121,667                *
Brian E. Rodriguez (9)...................           53,334                *
Paul M. Frison (10)......................           28,333                *
All Directors  and Executive  Officers as
a group (7 persons)                                 1,744,513           8.13%
-----------------
* Less than 1%.

(1) Ownership percentages reflected in the column "Percentage of Class" is based on 20,609,545 shares of common stock issued and outstanding as of the Record Date.

(2) Address: Ansbacher Bank Limited, 1 Bank Lane, Nassau, The Bahamas. Includes 2,231,091 shares of common stock that SMI Re Limited may purchase upon exercise of warrants by December 2005.

(3)  Address:  18205  Burkhardt Road,  Tomball,  Texas 77377.  Includes  439,325
     shares of common stock that Mr. Jarkesy may purchase upon exercise of warrants by December 2005.

(4)  Address: 50 California Street, Suite 3000, San Francisco, California 94111.

(5) Includes 348,625 shares of common stock that Mr. Wesner may purchase upon exercise of options and warrants that are currently vested or will become vested by December 2005.

(6) Includes 320,369 shares of common stock that Mr. McWilliams may purchase upon exercise of options and warrants that are currently vested or will become vested by December 2005.

(7) Includes 75,215 shares of common stock that Mr. Rouse may purchase upon exercise of options and warrants that are currently vested or will become vested by December 2005.

(8) Includes 21,667 shares of common stock that Mr. Kamin may purchase upon exercise of stock options that are currently vested or will become vested by December 2005.

(9) Consists of 53,333 shares of common stock that Mr. Rodriguez may purchase upon exercise of stock options that are currently vested or will become vested by December 2005.

(10) Consists of 28,333 shares of common stock that Mr. Frison may purchase upon exercise of stock options that are currently vested or will become vested by December 2005.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth certain information regarding the Company's current directors and executive officers. The Company's executive officers are elected by the board of directors and shall serve at the discretion of the board. All of the current directors serve until the next annual stockholders' meeting or until their successors have been duly elected and qualified.

      Name                                Age      Position
      David B. McWilliams                 62       President and Chief Executive
                                                   Officer, Director
      Robert H. Gow                       72       Chairman of the Board
      C. William Rouse                    58       Chief Financial Officer
      Anthony N. Kamin                    45       Director
      Paul M. Frison                      68       Director
      Brian E. Rodriguez                  35       Director
      Terry H. Wesner                     59       Director


     David B. McWilliams was appointed President and Director in August 2004. From June 2003 to December 2003, Mr. McWilliams served as President and chief executive officer of Bacterial Barcodes, Inc., a molecular diagnostics company. From May 2002 to June 2003, Mr. McWilliams served as chief executive officer of Signase, Inc., a cancer therapy company. Mr. McWilliams served as chief executive officer of Encysive Pharmaceuticals Inc., a cardiovascular therapeutics company from June 1992 to March 2002. Prior to June 1992, Mr. McWilliams served as chief executive officer of Zonagen Inc., a human reproductive products company. Prior to that time, Mr. McWilliams was a senior executive with Abbott Laboratories and a management consultant with McKinsey & Co. He currently serves as a director of Novelos Therapeutics, Inc. and Fairway Medical Systems, Inc. He also serves on the boards of the Texas Healthcare and Bioscience Institute and the Houston Technology Center. He received an MBA in finance from the University of Chicago, and a B.A. in chemistry, Phi Beta Kappa, from Washington and Jefferson College.

     Robert H. Gow was elected Chairman of the Board in June 2004. Since 1994, Mr. Gow has been president of Yucatan Bamboo, Inc., a privately held company that raises and produces bamboo products. From March 1992 to July 1994, Mr. Gow served as president and chief executive officer of SI Diamond Technology, Inc., a publicly held company engaged in the production of industrial coatings and coating equipment. Between 1985 and March 1992, he devoted substantially all of his time to the management of his personal investments. Previously, Mr. Gow served as the president of Enterprise Technologies, Inc., a publicly held
distributor   of  fuel  oil,  a  consultant  to  Norton  Co.,  a  publicly  held manufacturer of abrasives and diamond drilling bits; vice president of Gulf Resources and Chemical Corp., a publicly held mining and chemical company; president of Stratford of Texas, Inc., a public agricultural conglomerate; president of Zapata Corp., a publicly held offshore drilling and maritime support company; president of Champlain-Zapata Plastic Machinery, Inc., a subsidiary of Zapata that manufactured plastic molding equipment; and supervisor of Industrial Engineering for Norton Co. Mr. Gow graduated from the Yale School of Engineering in 1955.

     C. William Rouse has served as the Company's Chief Financial Officer since May 2004. Prior to May 2004, Mr. Rouse was managing director of Rouse Associates from April 1999 until May 2004. From January 1995 to April 1999 he was chief marketing officer for Futorian Inc. and from December 1990 to January 1995 he was a division general manager for Masco Corporation. Prior to 1990 Mr. Rouse was president of BEI, Inc. Mr. Rouse has led several startups and turnarounds and founded several successful companies.

     Anthony N. Kamin has served as a Director of the Company since December 2004. Mr. Kamin currently serves as president of two companies: Eastwood Investment Management, a private equity multi-strategy and multi-asset class manager; and Interim Medical Management a management services company primarily in the biotechnology and medical device fields. From 1998 to 2003, Kamin was a venture partner with Venture Strategy Partners. He is a co-founder of Nobex Corporation (oral protein and peptide delivery) and Hi Fidelity Entertainment. He is also currently Chairman of the Board of Advisors for Devlab, a center for technology commercialization at Northwestern University. He also serves on boards for Illinois Technology Enterprise Center (ITEC) in Chicago, Real American Restaurants, B2P.com, and The Cove School for children with learning disabilities. Kamin received a Masters Degree from Yale University in International Relations with a concentration in International Law.

     Paul M. Frison has served as a director of the Company since November 2004. Mr. Frison has been president and chief executive officer of the Houston Technology Center since January 1999. Before helping to found the Houston Technology Center in 1999, Frison spent 24 years as president and/or chief executive officer building three public companies, NYSE-listed LifeMark,

NASDAQ-listed ComputerCraft, and LifeCell Corp. (LIFC: NASDAQ-NM). Mr. Frison currently serves on the board of directors of the Houston Technology Center, Micromed Technologies, Inc., The Institute of Research and Rehabilitation, The Entrepreneurship Institute, The Houston Entrepreneurs Foundation, The Lions Eye Foundation - Houston, Boy Scouts of America - Houston, Texas Council of AEA, Texchange, and the Advisory Council of the University of Houston - College of Technology. He received his B.A. from Occidental College in Los Angeles, California.

     Brian E. Rodriguez has served as a Director and Chairman of the Audit Committee since August 2004. Mr. Rodriguez has served as an accounting and finance consultant for Jefferson Wells International from October 2004 to the present. From March 2002 to October, 2004, Mr. Rodriguez served as controller and then director of Finance for JP Mobile Inc., a privately held wireless software company based in Dallas. Mr. Rodriguez served as controller for ChipData Incorporated from March, 2001 to March, 2002. Prior to that Mr. Rodriguez was a consultant with Parson Consulting from April 1999 to March 2001. Mr. Rodriguez has been a Certified Public Accountant in the State of Texas since May 1995. Mr. Rodriguez began his career in the Business Assurance practice of Cooper & Lybrand in Dallas, Texas. Mr. Rodriguez holds a B.B.A. from Texas A&M University.

     Terry H. Wesner has served as a director of the Company since August 2005. Mr. Wesner has served as chief executive officer of Bernard J. Klein Publishing and GetMath Educational Software since 1996. Before founding Bernard J. Klein Publishing and GetMath Educational Software, Mr. Wesner was a Professor of Mathematics and Statistics at Henry Ford Community College and continues to remain on the faculty. He also published a successful series of thirty college level mathematics textbooks with McGraw-Hill Publishers. Prior to this Mr. Wesner was a member of the faculty of Harvard School of Medicine as Director of Research for the National Diabetes Association. Mr. Wesner graduated Chi Beta Phi from The University of Memphis with degrees in biology, mathematics and statistics.

Director Independence

     The Board of Directors has determined that each of Messrs. Gow, Rodriguez, Kamin, Frison and Wesner are independent directors as defined in Rule 10A-3 of the Exchange Act. As part of its analysis, the Board of Directors determined that none of Messrs. Gow, Rodriguez, Kamin, Frison and Wesner have a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.

Compensation Committee

     The Compensation Committee of the Board consists of Messrs. Gow, Frison and Kamin. Messrs. Gow, Frison and Kamin are independent directors as defined in Rule 10A-3 of the Exchange Act. The Compensation Committee reviews and approves salaries and incentive compensation for the Company's executive officers.

Audit Committee

     The Audit Committee of the Board consists of three non-employee directors, Messrs. Gow , Rodriguez and Wesner. Each of Messrs. Gow, Rodriguez and Wesner are independent as defined in Rule 10A-3 of the Exchange Act. The Audit Committee engages the Company's independent auditors, reviews the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company's internal accounting controls and financial affairs. The Board has determined that Mr. Rodriguez qualifies as an "audit committee financial expert" as defined by Item 401(e) of Regulation S-B of the Securities Act of 1933.

Nominating Committee

     The Nominating Committee consists of four non-employee directors, Messrs. Gow, Frison, Kamin and Wesner. Each of Messrs. Gow, Frison, Kamin and Wesner are independent as defined in Rule 10A-3 of the Exchange Act. The Nominating Committee interviews and reviews the background experience of potential members to the Board.

Executive Compensation

     The following tables contain compensation data for our named executive officers for the fiscal year ending December 31, 2004.

                           Summary Compensation Table
                           --------------------------


                                                 Annual                          Long Term
                                              Compensation                  Compensation Awards
           Name and                             Salary          Bonus      Securities Underlying        All Other
     Principal Positions           Year           ($)             ($)           Options (#)          Compensation ($)
     -------------------           ----           ---             ---           -----------          ----------------
David B. McWilliams (1)            2004          73,000           -             370,000 (2)                 -
                                   2003            -              -                  -                      -
                                   2002            -              -                  -                      -

Warren Lau (3)                     2004          98,000           -                  -                      -
                                   2003            -              -                  -                      -
                                   2002            -              -                  -                      -
Jason Otteson (4)
                                   2004          42,000           -                  -                      -
                                   2003         102,000           -                24,000                   -
                                   2002         102,000           -                  -                      -


(1)  Served as chief executive officer since August 2004.
(2)  See "Executive Employment Contracts" for a discussion of the option.
(3)  Served as chief executive officer from June 2004 through August 2004.
(4)  Served as chief executive officer until June 2004.


             Option Grants in Last Fiscal Year - Individual Grants
             -----------------------------------------------------


                             Number of Securities        % of Total Options    Exercise/Base Price    Expiration
           Name                 Options Granted        Granted to Fiscal Year       ($/Share)            Date
           ----                 ---------------        ----------------------       ---------            ----
David B. McWilliams                 370,000                     32%                   $3.00           August 2009
Warren Lau                             -                         -                      -                  -
Jason Otteson                          -                         -                      -                  -



                Options Exercises and Fiscal 2004 Year End Values
                -------------------------------------------------


                              Number of Shares                          Value of Unexercised
                           Underlying Unexercised                       In-the-Money Options
                        Options at December 31 2004                    at December 31 2004 (1)
                       ---------------------------------------------------------------------------------

          Name         Exercisable            Unexercisable        Exercisable             Unexercisable
          ----         -----------            -------------        -----------             -------------
David McWilliams         50,000                 320,000     $        170,000    $            1,088,000
Warren Lau                    -                       -                    -                         -
Jason Otteson                 -                       -                    -                         -


(1) The value of "in-the-money" stock options represents the difference between the $3.00 exercise price of such options and the fair market value of $6.40 per share of common stock as of December 31, 2004, the closing price of the common stock reported on the OTC Bulletin Board.

     No options were exercised during the fiscal year ended December 31, 2004. No stock appreciation rights were outstanding as of December 31, 2004.

Executive Employment Contracts

     Mr. David B. McWilliams has an existing employment agreement with the Company that he entered into effective August 23, 2004. Mr. McWilliams current agreement for the position of chief executive officer is at an annual salary of $250,000 and may be terminated by the Company or Mr. McWilliams at any time for any or no reason. Mr. McWilliams has the right to purchase 370,000 shares of Company common stock exercisable at a price per share of $3.00, of which 10,000 shares of Company common stock shall vest on the 1st day of each month of Mr. McWilliams employment. In January 2005, Mr. McWilliams was granted an option to purchase 50,000 shares of common stock at a purchase price of $3.00 per share, of which one-third vested on the date of grant, one-third shall vest on the first anniversary of the grant date and the remaining one-third shall vest on the second anniversary of the grant date.

     Charles William "Bill" Rouse employment agreement, effective April 28, 2004, as amended, expires April 28, 2006,and provides for an annual salary of $180,000. Pursuant to his employment agreement, Mr. Rouse acquired 150,000 shares at a purchase price of $0.10 per share in June 2004. Mr. Rouse has the right to purchase 100,000 shares of Company common stock exercisable at a price per share of $3.00, of which one-third shall vest on each of the first, second and third anniversary of Mr. Rouse's employment. In January 2005, Mr. Rouse was granted an option to purchase 50,000 shares of common stock at a purchase price of $3.00 per share, of which one-third vested on the date of grant, one-third shall vest on the first anniversary of the grant date and the remaining one-third shall vest on the second anniversary of the grant date.

Related Party Transactions

     There are no related party transactions other than what is disclosed herein.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
     ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.


By Order of the Board of Directors

/s/ROBERT H. GOW

Robert H. Gow, Chairman

October 14, 2005
The Woodlands, Texas

                                   EXHIBIT "A"


Article IV.

     The aggregate number of shares which the Corporation shall have authority to issue is one hundred ten million (110,000,000), consisting of one hundred million (100,000,000) shares of common stock having $0.05 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock having no par value ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

                                  FORM OF PROXY
                              PHARMAFRONTIERS CORP.
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 11, 2005

                              PHARMAFRONTIERS CORP.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of PharmaFrontiers Corp., ("the Company") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoints Robert H. Gow or David B. McWilliams and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to the held at 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381, at 3:00 p.m., Central Time, Friday, November 11, 2005, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCOPORATION. PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE.

1. To approve an amendment to the Company's Articles of Incorporation to increase the aggregate number of shares of common stock authorized for issuance from 50 million shares to 100 million shares.


                                         For          Against        Abstain
                                         ---------------------------------------
                                         [  ]          [  ]            [  ]


     DATED:
            -----------------------      ---------------------------------------
                                         [Signature]


                                         ---------------------------------------
                                         [Signature if jointly held]


                                         ---------------------------------------
                                         [Printed Name]


                                  End of Filing